UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

LCI INDUSTRIES

(Exact name of registrant as specified in its charter)

Delaware	001-13646	13-3250533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East, Elkhart, Indiana		46514
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 535-1125

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LCII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On May 10, 2021, LCI Industries (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Wells Fargo Securities, LLC, BofA Securities, Inc. and J.P. Morgan Securities LLC, in their capacity as the representatives of the initial purchasers listed in Schedule I thereto (the “Initial Purchasers”), relating to the sale of $400.0 million in aggregate principal amount of the Company’s 1.125% convertible senior notes due 2026 (the “Notes”) to the Initial Purchasers. The Company also granted the Initial Purchasers a 13-day option to purchase up to an additional $60.0 million in aggregate principal amount of Notes (the “Option”).

On May 12, 2021, the Initial Purchasers notified the Company of their election to purchase an additional $60.0 million in aggregate principal amount of Notes pursuant to the Option. A total of $460.0 million in aggregate principal amount of Notes was issued by the Company to the Initial Purchasers on May 13, 2021.

The Purchase Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indenture and the Notes

On May 13, 2021, the Company entered into an indenture relating to the issuance of the Notes (the “Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”). The Notes will be generally senior unsecured obligations of the Company and will bear interest at the annual rate of 1.125%, payable semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2021. The Notes will mature on May 15, 2026, unless earlier converted, redeemed or repurchased in accordance with their terms prior to such date. The Company will settle conversions by paying cash up to the aggregate principal amount of the Notes to be converted and paying or delivering, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the Notes being converted, based on the applicable conversion rate. The initial conversion rate for the Notes is 6.0369 shares of common stock per $1,000 principal amount of the Notes, which is equal to an initial conversion price of approximately $165.65 per share of the Company’s common stock, subject to adjustment. The initial conversion price of the Notes represents a premium of approximately 27.5% over the $129.92 per share closing price of the Company’s common stock on May 10, 2021. The conversion rate will be subject to adjustment upon the occurrence of some events (specified in the Indenture) but will not be adjusted for accrued and unpaid interest. In addition, following certain corporate events that occur prior to the maturity date of the Notes or if the Company delivers a notice of redemption in respect of the Notes, the Company will, in certain circumstances, increase the conversion rate by the number of additional shares described in the Indenture for a holder that elects to convert its Notes in connection with a corporate event or convert its Notes called (or deemed called) for redemption during the related redemption period (as defined in the Indenture), as the case may be.

Holders of the Notes may convert their Notes prior to the close of business on the business day immediately preceding January 15, 2026, only under the following circumstances:

•

during any calendar quarter commencing after the calendar quarter ending on June 30, 2021 (and only during such calendar quarter), if the last reported sale price (as defined in the Indenture) per share of the Company’s common stock for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price for the Notes on each applicable trading day;

•

during the five business day period after any ten consecutive trading day period (the “measurement period”) in which the trading price (as defined in the Indenture) per $1,000 principal amount of the Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price per share of the Company’s common stock and the conversion rate on each such trading day;

•

if the Company calls such Notes for redemption, at any time prior to the close of business on the scheduled trading day immediately preceding the redemption date, but only with respect to the Notes called (or deemed called) for redemption; or

•	upon the occurrence of specified corporate events described in the Indenture.

On or after January 15, 2026 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders of the Notes may convert all or a portion of their Notes at any time, regardless of the foregoing circumstances.

The Company may not redeem the Notes at its option prior to May 20, 2024. The Company may redeem for cash all or any portion of the Notes, at its option, on or after May 20, 2024, if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. If the Company redeems less than all the outstanding Notes, at least $100 million aggregate principal amount of Notes must be outstanding and not subject to redemption as of the relevant redemption notice date. No sinking fund is provided for the Notes.

If the Company undergoes a fundamental change (as defined in the Indenture), subject to certain conditions, holders of the Notes may require the Company to repurchase for cash all or any portion of their Notes in principal amounts of $1,000 or an integral multiple thereof at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest on such Notes to, but excluding, the fundamental change repurchase date (as defined in the Indenture).

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee or the holders of at least 25% of the aggregate principal amount of the outstanding Notes may declare 100% of the principal of, and accrued and unpaid interest, if any, on all the outstanding Notes to be due and payable.

The foregoing description is qualified in its entirety by reference to the text of the Indenture and the Form of 1.125% Convertible Senior Notes due 2026, which are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Convertible Note Hedge and Warrant Transactions

On May 10, 2021, in connection with the pricing of the Notes, the Company entered into privately negotiated convertible note hedge transactions (the “Base Hedge Transactions”) with Bank of America, N.A., Bank of Montreal, JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association (the “Option Counterparties”). On May 12, 2021, in connection with the Initial Purchasers’ exercise of their option to purchase additional Notes, the Company entered into additional convertible note hedge transactions (the “Additional Hedge Transactions” and, together with the Base Hedge Transactions, the “Hedge Transactions”) with the Option Counterparties.

The Hedge Transactions cover, subject to customary anti-dilution adjustments, the number of shares of the Company’s common stock that initially underlie the Notes, and are expected generally to reduce the potential equity dilution and/or offset any cash payments the Company is required to make in excess of the principal amount due, as the case may be, upon conversion of the Notes in the event that the market price of the Company’s common stock, is greater than the strike price of the Hedge Transactions, which is initially $165.65 per share (subject to anti-dilution adjustments under the terms of the Hedge Transactions), corresponding to the initial conversion price of the Notes.

On May 10, 2021, the Company also entered into separate, privately negotiated warrant transactions with the Option Counterparties (the “Base Warrant Transactions”). On May 12, 2021, the Company entered into additional privately negotiated warrant transactions (the “Additional Warrant Transactions” and, together with the Base

Warrant Transactions, the “Warrant Transactions”) with the Option Counterparties. Pursuant to the Warrant Transactions, the Company sold warrants at a higher strike price relating to the same number of shares of the Company’s common stock that initially underlie the Notes, subject to customary anti-dilution adjustments. The initial strike price of the warrants is $259.84 per share (subject to anti-dilution adjustments under the terms of the Warrant Transactions), which is approximately 100% above the last reported sale price of the Company’s common stock on May 10, 2021. The Warrant Transactions could have a dilutive effect to the Company’s stockholders to the extent that the market price per share of the Company’s common stock, as measured under the terms of the Warrant Transactions, exceeds the applicable strike price of the warrants.

The Company used approximately $44.92 million of the net proceeds of the offering of the Notes to pay the cost of the Hedge Transactions (after such cost was partially offset by the proceeds to the Company from the sale of warrants in the Warrant Transactions).

The Hedge Transactions and the Warrant Transactions are separate transactions, in each case, entered into by the Company with the Option Counterparties, and are not part of the terms of the Notes and will not affect any holder’s rights under the Notes. Holders of the Notes will not have any rights with respect to the Hedge Transactions or the Warrant Transactions.

The foregoing description of the Hedge Transactions and Warrant Transactions is qualified in its entirety by reference to the copies of the confirmations for the Hedge Transactions and the Warrant Transactions, which are attached as Exhibits 10.2 through 10.17 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the headings “Indenture and the Notes” and “Convertible Note Hedge and Warrant Transactions” under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under the headings “Purchase Agreement,” “Indenture and the Notes” and “Convertible Note Hedge and Warrant Transactions” under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01 of this Current Report on Form 8-K, on May 13, 2021, the Company issued $460.0 million aggregate principal amount of Notes to the Initial Purchasers in a private placement pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the terms of the Purchase Agreement. The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, for resale by such Initial Purchasers to “qualified institutional buyers” pursuant to the exemption from registration provided by Rule 144A under the Securities Act.

In addition, as described in Item 1.01 of this Current Report on Form 8-K, on May 10, 2021, the Company entered into the Base Warrant Transactions with the Option Counterparties, and on May 12, 2021, the Company entered into the Additional Warrant Transactions with the Option Counterparties. Pursuant to the Warrant Transactions, the Company issued warrants to the Option Counterparties relating to the same number of shares of the Company’s common stock initially underlying the Notes, with a strike price of $259.84 per share. The number of warrants and the strike price are subject to adjustment under certain circumstances described in the respective confirmations for the Warrant Transactions. The Company offered and sold the warrants in reliance on the exemption from registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

The offer and sale of the Notes and the warrants are not being registered under the Securities Act, or the securities laws of any other jurisdiction. Neither the Notes nor the warrants may be offered or sold in the United States except in transactions exempt from, or not subject to, the registration requirements of the Securities Act and any applicable state securities laws.

Item 8.01 Other Events.

On May 10, 2021, the Company issued a press release pursuant to Rule 135c under the Securities Act announcing the pricing of the Notes. In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any offer to sell, solicitation or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification thereof under the securities laws of such jurisdiction. Any offers of the notes will be made only by means of a private offering memorandum. The notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the applicable private offering memorandum.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index:

4.1	Indenture, dated May 13, 2021, by and between LCI Industries and U.S. Bank National Association.

4.2	Form of 1.125% Convertible Senior Note due 2026 (included in Exhibit 4.1).

10.1	Purchase Agreement, dated May 10, 2021, by and among LCI Industries, Wells Fargo Securities, LLC, BofA Securities, Inc. and J.P. Morgan Securities LLC.

10.2*	Base Convertible Note Hedge Confirmation, dated May 10, 2021, between LCI Industries and Bank of America, N.A.

10.3*	Base Convertible Note Hedge Confirmation, dated May 10, 2021, between LCI Industries and Bank of Montreal.

10.4*	Base Convertible Note Hedge Confirmation, dated May 10, 2021, between LCI Industries and JPMorgan Chase Bank, National Association.

10.5*	Base Convertible Note Hedge Confirmation, dated May 10, 2021, between LCI Industries and Wells Fargo Bank, National Association.

10.6*	Additional Convertible Note Hedge Confirmation, dated May 12, 2021, between LCI Industries and Bank of America, N.A.

10.7*	Additional Convertible Note Hedge Confirmation, dated May 12, 2021, between LCI Industries and Bank of Montreal.

10.8*	Additional Convertible Note Hedge Confirmation, dated May 12, 2021, between LCI Industries and JPMorgan Chase Bank, National Association.

10.9*	Additional Convertible Note Hedge Confirmation, dated May 12, 2021, between LCI Industries and Wells Fargo Bank, National Association.

10.10*	Base Warrant Confirmation, dated May 10, 2021, between LCI Industries and Bank of America, N.A.

10.11*	Base Warrant Confirmation, dated May 10, 2021, between LCI Industries and Bank of Montreal.

10.12*	Base Warrant Confirmation, dated May 10, 2021, between LCI Industries and JPMorgan Chase Bank, National Association.

10.13*	Base Warrant Confirmation, dated May 10, 2021, between LCI Industries and Wells Fargo Bank, National Association.

10.14*	Additional Warrant Confirmation, dated May 12, 2021, between LCI Industries and Bank of America, N.A.

10.15*	Additional Warrant Confirmation, dated May 12, 2021, between LCI Industries and Bank of Montreal.

10.16*	Additional Warrant Confirmation, dated May 12, 2021, between LCI Industries and JPMorgan Chase Bank, National Association.

10.17*	Additional Warrant Confirmation, dated May 12, 2021, between LCI Industries and Wells Fargo Bank, National Association.

99.1	Press Release dated May 10, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that involve risks and uncertainties, including statements concerning the completion, timing and size of the offering of the Notes and the convertible note hedge and warrant transactions and the anticipated use of proceeds from the offering. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual events to differ materially from the Company’s plans. These risks include, but are not limited to, market risks, trends and conditions, and those risks included in the section titled “Risk Factors” in the Company’s Securities and Exchange Commission (“SEC”) filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and other filings that the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES

(Registrant)

Dated: May 14, 2021	By:	/s/ Brian M. Hall
Brian M. Hall
Chief Financial Officer